UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2010 (April 30, 2010)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

ASX Quarterly Activities Report

On April 30, 2010, Magellan Petroleum Corporation (the “Company”) filed the Company’s Activities Report for the quarter ended March 31, 2010 with the Australian Stock Exchange. A copy of the Company’s Activities Report is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following document is filed as an exhibit as follows:

Exhibit No.	Description

99.1	Activities Report for the Quarter Ended March 31, 2010, as filed on April 30, 2010 with the Australian Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/S/ WILLIAM H. HASTINGS
Name:	William H. Hastings
Title:	President and Chief Executive Officer

Dated: April 30, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Activities Report for the Quarter Ended March 31, 2010, as filed on April 30, 2010 with the Australian Stock Exchange.